SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________________________________

Form 8-K

Current Report

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): June 25, 2004

DIEBOLD, INCORPORATED

(Exact name of registrant as specified in its charter)

Ohio	1-4879	34-0183970

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

5995 Mayfair Road, P.O. Box 3077, North Canton, Ohio		44720-8077

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:		(330) 490-4000

ITEM 7. Financial Statements, ProForma Financial Information and Exhibits

     (c) Exhibits.

     99.1    Press Release dated June 24, 2004

ITEM 9. Regulation FD Disclosure

     On June 24, 2004 Diebold, Incorporated issued a press release regarding its acquisition of TFE Technology Holdings, LLC. A copy of this press release is provided as Exhibit 99.1 of this report and is incorporated herein by reference.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DIEBOLD, INCORPORATED
Date: June 25, 2004	By:	/s/ Gregory T. Geswein
Gregory T. Geswein
Vice President and CFO (Principal Financial Officer)

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Diebold, Incorporated dated June 24, 2004

3